EXHIBIT 99.1
NEWS RELEASE

Contact:	Justin Coe	Allison Beach	Joe Calabrese
	Chief Accounting Officer	Media Contact	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FIRST QUARTER 2026 RESULTS
DALLAS – May 6, 2026 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2026. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2026 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2026 with the first quarter ended March 31, 2025 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2026 FINANCIAL HIGHLIGHTS

•Comparable Total RevPAR for all hotels increased 5.4% over the prior year quarter to $771.
•Comparable RevPAR for all hotels totaled $481, an increase of 5.7% over the prior year quarter. Comparable ADR increased 5.7% over the prior year quarter to $745 and Comparable Occupancy was essentially unchanged at 64.5%.
•Net income attributable to common stockholders for the quarter was $4.9 million or $0.07 per diluted share.
•Adjusted funds from operations (AFFO) was $0.52 per diluted share for the quarter.
•Adjusted EBITDAre was $66.5 million for the quarter.
•Comparable Hotel EBITDA was $75.5 million for the quarter, up 13.7% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $93.4 million and restricted cash of $55.4 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $28.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 43.4% at the end of the first quarter.
•Capex invested during the quarter was $12.1 million.
•During the quarter, the Company redeemed approximately $17.0 million of its non-traded preferred stock in cash.

BHR Reports First Quarter Results

May 6, 2026
RECENT OPERATING HIGHLIGHTS
•The Bardessono Hotel and Spa delivered RevPAR growth of approximately 20.0% over the prior year quarter, with Hotel EBITDA flow-through of approximately 92%.
•The Ritz-Carlton, St. Thomas delivered RevPAR of $1,154, an increase of approximately 14.4% over the prior year quarter, with Hotel EBITDA of $11.2 million, an increase of approximately 19.8% over the prior year quarter.
•Subsequent to quarter end, the Company announced that it entered into a definitive agreement to sell the 193-room Park Hyatt Beaver Creek Resort & Spa for $176 million ($912,000 per key) and has received a $6.5 million non-refundable earnest money deposit. The sale price represents a 4.6% capitalization rate on net operating income for the trailing 12 months ended March 31, 2026.
CAPITAL STRUCTURE
As of March 31, 2026, the Company had total assets of $1.8 billion and $1.1 billion of loans. The Company’s total combined loans had a blended average interest rate of 6.63%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 8% of the Company’s consolidated debt is effectively fixed and approximately 92% is effectively floating.
DIVIDENDS
During the quarter, the Company updated its preferred equity securities dividend declaration process to align the dividend cycles of its different preferred stock share classes in conjunction with the Company’s previously announced Company sale process. The dividend calculation rates remain unchanged and continue to follow the respective Articles Supplementary for each series of the Company’s preferred stock.
As announced on February 2, 2026, given the Company’s Series B and Series D preferred stock are pari passu with its Series E and Series M preferred stock with respect to distributions, they must receive equitable treatment regarding dividend declarations. To manage this consistently, the Company moved from declaring Series B and Series D dividends at the start of the quarter to “reserving” them on a monthly basis alongside its other Series E and Series M monthly dividend declarations. This ensures all parity requirements with respect to distributions across all of its series of preferred stock are met while maintaining the actual quarterly payment of its Series B and Series D preferred stock on or near the 15th of the month following quarter-end. This also gives the Company flexibility in the event that it has a strategic transaction that requires a redemption or conversion of the preferred equity securities outstanding during the middle of a quarter.
Additionally, regarding the Company’s common equity dividend policy, the Board has not declared a policy for 2026 in light of the fact that there is an ongoing Company sale process, which could result in the Company’s assets being sold in more than one transaction with net proceeds being distributed to shareholders after satisfying the Company’s other obligations.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial

BHR Reports First Quarter Results

May 6, 2026
seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“I’m extremely pleased with our solid first quarter performance, highlighted by comparable RevPAR growth of approximately 5.7%, comparable Hotel EBITDA growth of 13.7% and 259 basis points of margin expansion to 35.7%. While occupancies appear to have stabilized, we continue to be able to achieve significant rate growth against a backdrop of muted supply across US and Caribbean lodging markets. And with $10.8 million of comparable total revenue growth and $9.1 million of comparable Hotel EBITDA growth, our portfolio achieved an outstanding 84% flow-through for the quarter,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “With the announcement of the sale of Park Hyatt Beaver Creek at an attractive cap rate, we continue to make encouraging progress on our strategic alternatives process and will be able to provide further updates in the near future.”
NON-GAAP MEASURES
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
About Braemar Hotels & Resorts
Braemar Hotels & Resorts Inc. (NYSE: BHR) is a real estate investment trust (REIT) focused on the high-growth luxury hotel and resort sector. The Company targets high-performance luxury urban and resort properties, specializing in assets that generate revenue per available room (RevPAR) at least twice the U.S. national average. Its industry-leading portfolio features luxury properties across the United States and the U.S. territories in the Caribbean. Externally advised by Ashford Hospitality Advisors LLC, Braemar leverages deep industry expertise and disciplined asset management to drive outsized performance.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "anticipate," "estimate," "approximately," "believe," "could," "project," "predict," or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our

BHR Reports First Quarter Results

May 6, 2026
future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company's filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Investments in hotel properties, gross	$1,906,327	$1,902,328
Accumulated depreciation	(361,588)	(344,061)
Investments in hotel properties, net	1,544,739	1,558,267
Cash and cash equivalents	93,385	124,354
Restricted cash	55,357	42,479
Accounts receivable, net of allowance of $136 and $113, respectively	37,045	32,843
Inventories	4,870	4,741
Note receivable	9,045	8,896
Prepaid expenses	8,286	6,987
Deposit paid to Ashford Inc.	17,000	17,000
Deferred costs, net	74	75
Investment in OpenKey	—	89
Derivative assets	341	56
Other assets	17,685	15,368
Operating lease right-of-use assets	30,597	30,743
Intangible assets, net	2,652	2,746
Due from related parties, net	367	—
Due from third-party hotel managers	28,054	17,088
Total assets	$1,849,497	$1,861,732

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,106,029	$1,103,450
Accounts payable and accrued expenses	139,573	142,123
Redeemable preferred stock redemptions payable	46,719	30,864
Dividends and distributions payable	3,907	7,672
Due to Ashford Inc., net	1,924	5,148
Due to related parties, net	—	257
Due to third-party hotel managers	3,392	1,467
Operating lease liabilities	20,058	20,058
Other liabilities	24,963	25,572
Total liabilities	1,346,565	1,336,611

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	65,426	65,426
Series E redeemable preferred stock, $0.01 par value, 9,561,665 and 10,818,280 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	239,042	265,695
Series M redeemable preferred stock, $0.01 par value, 1,337,328 and 1,368,091 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	33,450	34,217
Redeemable noncontrolling interests in operating partnership	15,925	19,005
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at March 31, 2026 and December 31, 2025	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,679,318 and 68,219,432 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	687	682
Additional paid-in capital	707,874	706,488
Accumulated deficit	(561,566)	(568,503)
Total stockholders' equity of the Company	147,011	138,683
Noncontrolling interest in consolidated entities	2,078	2,095
Total equity	149,089	140,778
Total liabilities and equity	$1,849,497	$1,861,732

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2026	2025
REVENUE
Rooms	$128,801	$136,092
Food and beverage	52,342	51,788
Other	27,840	27,940
Total hotel revenue	208,983	215,820
EXPENSES
Hotel operating expenses:
Rooms	24,878	28,219
Food and beverage	38,910	40,210
Other expenses	59,878	60,376
Management fees	6,194	6,910
Total hotel operating expenses	129,860	135,715
Property taxes, insurance and other	4,652	10,465
Depreciation and amortization	22,579	23,395
Advisory services fee:
Base advisory fee	3,768	3,576
Reimbursable expenses	3,636	3,001
Incentive fee	—	82
Stock/unit-based compensation	—	(48)
Corporate, general and administrative:
Other general and administrative	4,867	2,894
Total operating expenses	169,362	179,080
Gain (loss) on disposition of assets and hotel properties	3	—
OPERATING INCOME (LOSS)	39,624	36,740
Equity in earnings (loss) of unconsolidated entity	(31)	—
Interest income	810	1,888
Interest expense	(18,786)	(22,695)
Amortization of loan costs	(2,409)	(2,132)
Write-off of loan costs and exit fees	(5)	(1,464)
Realized and unrealized gain (loss) on derivatives	248	(198)
INCOME (LOSS) BEFORE INCOME TAXES	19,451	12,139
Income tax (expense) benefit	(1,417)	(1,467)
NET INCOME (LOSS)	18,034	10,672
(Income) loss attributable to noncontrolling interest in consolidated entities	17	64
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(347)	262
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	17,704	10,998
Preferred dividends	(8,040)	(9,269)
Deemed dividends on redeemable preferred stock	(4,763)	(4,276)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$4,901	$(2,547)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.07	$(0.04)
Weighted average common shares outstanding – basic	68,432	66,744
Diluted:
Net income (loss) attributable to common stockholders	$0.07	$(0.04)
Weighted average common shares outstanding – diluted	100,289	66,744
Dividends declared per common share	$—	$0.05

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2026	2025
Net income (loss)	$18,034	$10,672
Interest expense and amortization of loan costs	21,195	24,827
Depreciation and amortization	22,579	23,395
Income tax expense (benefit)	1,417	1,467
Equity in (earnings) loss of unconsolidated entity	31	—
EBITDA	63,256	60,361
(Gain) loss on disposition of assets and hotel properties	(3)	—
EBITDAre	63,253	60,361
Amortization of favorable (unfavorable) contract assets (liabilities)	107	107
Transaction and conversion costs	2,675	695
Write-off of loan costs and exit fees	5	1,464
Realized and unrealized (gain) loss on derivatives	(248)	198
Stock/unit-based compensation	—	(48)
Legal, advisory and settlement costs	504	144
Advisory services incentive fee	—	82
Severance	237	—
Adjusted EBITDAre	$66,533	$63,003
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2026	2025
Net income (loss)	$18,034	$10,672
(Income) loss attributable to noncontrolling interest in consolidated entities	17	64
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(347)	262
Preferred dividends	(8,040)	(9,269)
Deemed dividends on redeemable preferred stock	(4,763)	(4,276)
Net income (loss) attributable to common stockholders	4,901	(2,547)
Depreciation and amortization on real estate (1)	22,579	22,676
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	347	(262)
Equity in (earnings) loss of unconsolidated entity	31	—
(Gain) loss on disposition of assets and hotel properties	(3)	—
FFO available to common stockholders and OP unitholders	27,855	19,867
Deemed dividends on redeemable preferred stock	4,763	4,276
Transaction and conversion costs	2,675	695
Write-off of premiums, loan costs and exit fees	5	1,464
Unrealized (gain) loss on derivatives	(240)	386
Stock/unit-based compensation	—	(48)
Legal, advisory and settlement costs	504	144
Interest expense accretion on refundable membership club deposits	135	151
Amortization of loan costs (1)	2,409	2,097
Advisory services incentive fee	—	82
Severance	237	—
Adjusted FFO available to common stockholders and OP unitholders	$38,343	$29,114
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.52	$0.40
Weighted average diluted shares	73,271	73,572
(1) Net of adjustment for noncontrolling interest in consolidated entities in 2025.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2026
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (8)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (9)	Comparable TTM Hotel EBITDA Debt Yield
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	$86,250	$—		$86,250	N/A	N/A	N/A	N/A
BAML	The Ritz-Carlton Lake Tahoe	July 2026	July 2026	SOFR (1) + 3.25%	—	43,413		43,413	(6,090)	(14.0)%	9,335	21.5%
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	—	407,000	(2)	407,000	21,435	5.3%	68,623	16.9%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(3)	110,600	(5,693)	(5.1)%	15,330	13.9%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2027	February 2027	SOFR (1) + 2.86%	—	70,500	(4)	70,500	(2,977)	(4.2)%	9,793	13.9%
JPMorgan Chase	See footnote	March 2027	March 2030	SOFR (1) + 2.83%	—	209,902	(5)	209,902	(5,118)	(2.4)%	45,804	21.8%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	August 2028	August 2030	SOFR (1) + 3.00%	—	180,000	(6)	180,000	3,992	2.2%	28,865	16.0%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(10,101)	N/A	(4,454)	N/A
Total					$86,250	$1,021,415		$1,107,665	$(4,552)	(0.4)%	$173,296	15.6%
Percentage					7.8%	92.2%		100.0%
Weighted average interest rate (7)					4.50%	6.81%		6.63%
All indebtedness is non-recourse with the exception of the convertible senior notes.
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    SOFR rate was 3.66% at March 31, 2026.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(3)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in February 2026.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(7)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(8)    The final maturity date assumes all available extension options will be exercised.
(9)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2026
(dollars in thousands)
(unaudited)

Lender	Hotels	2026	2027	2028	2029	2030	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe	$43,413	$—	$—	$—	$—	$—	$43,413
Convertible Senior Notes	N/A	86,250	—	—	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	70,500	—	—	—	—	70,500
Aareal Capital Corporation	Capital Hilton	—	—	106,600	—	—	—	106,600
BAML	See footnote 1	—	—	—	407,000	—	—	407,000
JPMorgan Chase	See footnote 2	—	—	—	—	209,902	—	209,902
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	174,000	—	174,000
Principal due in future periods		$129,663	$70,500	$106,600	$407,000	$383,902	$—	$1,097,665
Scheduled amortization payments remaining		—	2,000	2,750	3,000	2,250	—	10,000
Total indebtedness		$129,663	$72,500	$109,350	$410,000	$386,152	$—	$1,107,665
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(2)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$132,031	$—	$132,031	$139,256	$(14,326)	$124,930	(5.19)%	5.68%
RevPAR	$480.83	$—	$480.83	$403.99	$(204.34)	$454.97	19.02%	5.68%
Occupancy	64.50%	—%	64.50%	64.58%	(64.86)%	64.50%	(0.12)%	—%
ADR	$745.44	$—	$745.44	$625.60	$(315.04)	$705.33	19.16%	5.69%

NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2026	2025	% Variance
Total hotel revenue	$211,626	$218,409	(3.11)%
Non-comparable adjustments	—	(17,603)
Comparable total hotel revenue	$211,626	$200,806	5.39%

Hotel net income (loss)	$44,233	$36,757	20.34%
Non-comparable adjustments	(3)	(980)
Comparable hotel net income (loss)	$44,230	$35,777	23.63%
Hotel net income (loss) margin	20.90%	16.83%	4.07%
Comparable hotel net income margin	20.90%	17.82%	3.08%

Hotel EBITDA	$75,463	$70,741	6.68%
Non-comparable adjustments	—	(4,339)
Comparable hotel EBITDA	$75,463	$66,402	13.65%
Hotel EBITDA margin	35.66%	32.39%	3.27%
Comparable hotel EBITDA margin	35.66%	33.07%	2.59%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$—	$(88)	100.00%
Hotel net income (loss) attributable to the Company and OP unitholders	$44,233	$36,845	20.05%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$44,230	$35,840	23.41%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$1,284	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$75,463	$69,458	8.65%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$75,463	$65,104	15.91%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,362	$—	$9,362	$10,805	$—	$10,805	(13.35)%	(13.35)%
Total hotel revenue	$15,874	$—	$15,874	$17,307	$—	$17,307	(8.28)%	(8.28)%
Hotel net income (loss)	$(1,225)	$—	$(1,225)	$(254)	$—	$(254)	(382.28)%	(382.28)%
Hotel net income (loss) margin	(7.72)%		(7.72)%	(1.47)%		(1.47)%	(6.25)%	(6.25)%
Hotel EBITDA	$3,659	$—	$3,659	$5,191	$—	$5,191	(29.51)%	(29.51)%
Hotel EBITDA margin	23.05%		23.05%	29.99%		29.99%	(6.94)%	(6.94)%
Selected Operating Information:
RevPAR	$186.09	$—	$186.09	$214.76	$—	$214.76	(13.35)%	(13.35)%
Occupancy	69.77%	—%	69.77%	70.73%	—%	70.73%	(1.36)%	(1.36)%
ADR	$266.73	$—	$266.73	$303.62	$—	$303.62	(12.15)%	(12.15)%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$—	$—	$—	—%	—%
Hotel net income (loss)	$—	$—	$—	$(96)	$96	$—	100.00%	—%
Hotel net income (loss) margin	—%		—%	—%		—%	—%	—%
Hotel EBITDA	$—	$—	$—	$(58)	$58	$—	100.00%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$3,224	$—	$3,224	$3,135	$—	$3,135	2.84%	2.84%
Total hotel revenue	$4,453	$—	$4,453	$4,318	$—	$4,318	3.13%	3.13%
Hotel net income (loss)	$275	$—	$275	$(3,557)	$—	$(3,557)	107.73%	107.73%
Hotel net income (loss) margin	6.18%		6.18%	(82.38)%		(82.38)%	88.56%	88.56%
Hotel EBITDA	$1,376	$—	$1,376	$(2,405)	$—	$(2,405)	157.21%	157.21%
Hotel EBITDA margin	30.90%		30.90%	(55.70)%		(55.70)%	86.60%	86.60%
Selected Operating Information:
RevPAR	$86.33	$—	$86.33	$83.93	$—	$83.93	2.86%	2.86%
Occupancy	47.41%	—%	47.41%	48.01%	—%	48.01%	(1.25)%	(1.25)%
ADR	$182.11	$—	$182.11	$174.84	$—	$174.84	4.16%	4.16%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,745	$—	$2,745	$2,288	$—	$2,288	19.97%	19.97%
Total hotel revenue	$3,991	$—	$3,991	$3,392	$—	$3,392	17.66%	17.66%
Hotel net income (loss)	$(569)	$—	$(569)	$(1,155)	$—	$(1,155)	50.74%	50.74%
Hotel net income (loss) margin	(14.26)%		(14.26)%	(34.05)%		(34.05)%	19.79%	19.79%
Hotel EBITDA	$335	$—	$335	$(219)	$—	$(219)	252.97%	252.97%
Hotel EBITDA margin	8.39%		8.39%	(6.46)%		(6.46)%	14.85%	14.85%
Selected Operating Information:
RevPAR	$469.27	$—	$469.27	$391.07	$—	$391.07	20.00%	20.00%
Occupancy	49.37%	—%	49.37%	48.72%	—%	48.72%	1.33%	1.33%
ADR	$950.56	$—	$950.56	$802.73	$—	$802.73	18.42%	18.42%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$8,658	$—	$8,658	$7,854	$—	$7,854	10.24%	10.24%
Total hotel revenue	$10,915	$—	$10,915	$9,926	$—	$9,926	9.96%	9.96%
Hotel net income (loss)	$6,051	$—	$6,051	$5,122	$—	$5,122	18.14%	18.14%
Hotel net income (loss) margin	55.44%		55.44%	51.60%		51.60%	3.84%	3.84%
Hotel EBITDA	$6,433	$—	$6,433	$5,585	$—	$5,585	15.18%	15.18%
Hotel EBITDA margin	58.94%		58.94%	56.27%		56.27%	2.67%	2.67%
Selected Operating Information:
RevPAR	$677.45	$—	$677.45	$614.52	$—	$614.52	10.24%	10.24%
Occupancy	87.85%	—%	87.85%	79..77%	—%	79.77%	10.13%	10.13%
ADR	$771.16	$—	$771.16	$770.34	$—	$770.34	0.11%	0.11%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,418	$—	$1,418	$1,471	$—	$1,471	(3.60)%	(3.60)%
Total hotel revenue	$1,993	$—	$1,993	$1,975	$—	$1,975	0.91%	0.91%
Hotel net income (loss)	$(1,106)	$—	$(1,106)	$(1,012)	$—	$(1,012)	(9.29)%	(9.29)%
Hotel net income (loss) margin	(55.49)%		(55.49)%	(51.24)%		(51.24)%	(4.25)%	(4.25)%
Hotel EBITDA	$(323)	$—	$(323)	$(442)	$—	$(442)	26.92%	26.92%
Hotel EBITDA margin	(16.21)%		(16.21)%	(22.38)%		(22.38)%	6.17%	6.17%
Selected Operating Information:
RevPAR	$196.93	$—	$196.93	$204.30	$—	$204.30	(3.61)%	(3.61)%
Occupancy	35.64%	—%	35.64%	35.35%	—%	35.35%	0.82%	0.82%
ADR	$552.56	$—	$552.56	$577.99	$—	$577.99	(4.40)%	(4.40)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,049	$—	$13,049	$13,824	$—	$13,824	(5.61)%	(5.61)%
Total hotel revenue	$21,775	$—	$21,775	$22,403	$—	$22,403	(2.80)%	(2.80)%
Hotel net income (loss)	$5,593	$—	$5,593	$7,087	$—	$7,087	(21.08)%	(21.08)%
Hotel net income (loss) margin	25.69%		25.69%	31.63%		31.63%	(5.94)%	(5.94)%
Hotel EBITDA	$8,940	$—	$8,940	$9,906	$—	$9,906	(9.75)%	(9.75)%
Hotel EBITDA margin	41.06%		41.06%	44.22%		44.22%	(3.16)%	(3.16)%
Selected Operating Information:
RevPAR	$751.23	$—	$751.23	$795.83	$—	$795.83	(5.60)%	(5.60)%
Occupancy	76.25%	—%	76.25%	80.09%	—%	80.09%	(4.79)%	(4.79)%
ADR	$985.27	$—	$985.27	$993.65	$—	$993.65	(0.84)%	(0.84)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$5,757	$—	$5,757	$5,470	$—	$5,470	5.25%	5.25%
Total hotel revenue	$7,965	$—	$7,965	$7,682	$—	$7,682	3.68%	3.68%
Hotel net income (loss)	$214	$—	$214	$410	$—	$410	(47.80)%	(47.80)%
Hotel net income (loss) margin	2.69%		2.69%	5.34%		5.34%	(2.65)%	(2.65)%
Hotel EBITDA	$1,593	$—	$1,593	$1,706	$—	$1,706	(6.62)%	(6.62)%
Hotel EBITDA margin	20.00%		20.00%	22.21%		22.21%	(2.21)%	(2.21)%
Selected Operating Information:
RevPAR	$128.18	$—	$128.18	$121.80	$—	$121.80	5.24%	5.24%
Occupancy	59.20%	—%	59.20%	57.77%	—%	57.77%	2.48%	2.48%
ADR	$216.53	$—	$216.53	$210.84	$—	$210.84	2.70%	2.70%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$—	$—	$—	$9,745	$(9,745)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$11,307	$(11,307)	$—	(100.00)%	—%
Hotel net income (loss)	$3	$(3)	$—	$1,440	$(1,440)	$—	(99.79)%	—%
Hotel net income (loss) margin	—%		—%	12.74%		—%	(12.74)%	—%
Hotel EBITDA	$—	$—	$—	$3,024	$(3,024)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	26.74%		—%	(26.74)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$264.09	$264.09	$—	(100.00)%	—%
Occupancy	—%	—%	—%	67.83%	67.83%	—%	(100.00)%	—%
ADR	$—	$—	$—	$389.34	$389.34	$—	(100.00)%	—%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$14,058	$—	$14,058	$12,557	$—	$12,557	11.95%	11.95%
Total hotel revenue	$32,805	$—	$32,805	$29,884	$—	$29,884	9.77%	9.77%
Hotel net income (loss)	$9,791	$—	$9,791	$8,702	$—	$8,702	12.51%	12.51%
Hotel net income (loss) margin	29.85%		29.85%	29.12%		29.12%	0.73%	0.73%
Hotel EBITDA	$12,009	$—	$12,009	$10,553	$—	$10,553	13.80%	13.80%
Hotel EBITDA margin	36.61%		36.61%	35.31%		35.31%	1.30%	1.30%
Selected Operating Information:
RevPAR	$565.92	$—	$565.92	$505.52	$—	$505.52	11.95%	11.95%
Occupancy	79.67%	—%	79.67%	77.28%	—%	77.28%	3.09%	3.09%
ADR	$710.34	$—	$710.34	$654.12	$—	$654.12	8.59%	8.59%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$12,299	$—	$12,299	$12,239	$—	$12,239	0.49%	0.49%
Total hotel revenue	$19,523	$—	$19,523	$19,415	$—	$19,415	0.56%	0.56%
Hotel net income (loss)	$2,019	$—	$2,019	$1,258	$—	$1,258	60.49%	60.49%
Hotel net income (loss) margin	10.34%		10.34%	6.48%		6.48%	3.86%	3.86%
Hotel EBITDA	$5,779	$—	$5,779	$4,992	$—	$4,992	15.77%	15.77%
Hotel EBITDA margin	29.60%		29.60%	25.71%		25.71%	3.89%	3.89%
Selected Operating Information:
RevPAR	$746.75	$—	$746.75	$743.12	$—	$743.12	0.49%	0.49%
Occupancy	56.26%	—%	56.26%	55.78%	—%	55.78%	0.86%	0.86%
ADR	$1,327.32	$—	$1,327.32	$1,332.22	$—	$1,332.22	(0.37)%	(0.37)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$—	$—	$—	$4,581	$(4,581)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$6,296	$(6,296)	$—	(100.00)%	—%
Hotel net income (loss)	$—	$—	$—	$(364)	$364	$—	100.00%	—%
Hotel net income (loss) margin	—%		—%	(5.78)%		—%	5.78%	—%
Hotel EBITDA	$—	$—	$—	$1,373	$(1,373)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	21.81%		—%	(21.81)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$137.94	$137.94	$—	(100.00)%	—%
Occupancy	—%	—%	—%	61.56%	61.56%	—%	(100.00)%	—%
ADR	$—	$—	$—	$224.07	$224.07	$—	(100.00)%	—%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$18,697	$—	$18,697	$16,348	$—	$16,348	14.37%	14.37%
Total hotel revenue	$27,696	$—	$27,696	$24,376	$—	$24,376	13.62%	13.62%
Hotel net income (loss)	$9,562	$—	$9,562	$7,899	$—	$7,899	21.05%	21.05%
Hotel net income (loss) margin	34.52%		34.52%	32.40%		32.40%	2.12%	2.12%
Hotel EBITDA	$11,158	$—	$11,158	$9,313	$—	$9,313	19.81%	19.81%
Hotel EBITDA margin	40.29%		40.29%	38.21%		38.21%	2.08%	2.08%
Selected Operating Information:
RevPAR	$1,154.11	$—	$1,154.11	$1,009.11	$—	$1,009.11	14.37%	14.37%
Occupancy	79.91%	—%	79.91%	75.65%	—%	75.65%	5.63%	5.63%
ADR	$1,444.31	$—	$1,444.31	$1,333.95	$—	$1,333.95	8.27%	8.27%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,035	$—	$2,035	$2,172	$—	$2,172	(6.31)%	(6.31)%
Total hotel revenue	$2,719	$—	$2,719	$3,138	$—	$3,138	(13.35)%	(13.35)%
Hotel net income (loss)	$(3,054)	$—	$(3,054)	$(1,377)	$—	$(1,377)	(121.79)%	(121.79)%
Hotel net income (loss) margin	(112.32)%		(112.32)%	(43.88)%		(43.88)%	(68.44)%	(68.44)%
Hotel EBITDA	$(972)	$—	$(972)	$(482)	$—	$(482)	(101.66)%	(101.66)%
Hotel EBITDA margin	(35.75)%		(35.75)%	(15.36)%		(15.36)%	(20.39)%	(20.39)%
Selected Operating Information:
RevPAR	$158.10	$—	$158.10	$168.78	$—	$168.78	(6.33)%	(6.33)%
Occupancy	45.24%	—%	45.24%	59.99%	—%	59.99%	(24.59)%	(24.59)%
ADR	$349.44	$—	$349.44	$281.34	$—	$281.34	24.21%	24.21%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$24,462	$—	$24,462	$22,480	$—	$22,480	8.82%	8.82%
Total hotel revenue	$34,138	$—	$34,138	$31,105	$—	$31,105	9.75%	9.75%
Hotel net income (loss)	$10,743	$—	$10,743	$7,218	$—	$7,218	48.84%	48.84%
Hotel net income (loss) margin	31.47%		31.47%	23.21%		23.21%	8.26%	8.26%
Hotel EBITDA	$13,473	$—	$13,473	$11,546	$—	$11,546	16.69%	16.69%
Hotel EBITDA margin	39.47%		39.47%	37.12%		37.12%	2.35%	2.35%
Selected Operating Information:
RevPAR	$2,564.30	$—	$2,564.30	$2,356.44	$—	$2,356.44	8.82%	8.82%
Occupancy	71.96%	—%	71.96%	71.89%	—%	71.89%	0.10%	0.10%
ADR	$3,563.51	$—	$3,563.51	$3,277.99	$—	$3,277.99	8.71%	8.71%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$16,267	$—	$16,267	$14,287	$—	$14,287	13.86%	13.86%
Total hotel revenue	$27,779	$—	$27,779	$25,885	$—	$25,885	7.32%	7.32%
Hotel net income (loss)	$5,936	$—	$5,936	$5,436	$—	$5,436	9.20%	9.20%
Hotel net income (loss) margin	21.37%		21.37%	21.00%		21.00%	0.37%	0.37%
Hotel EBITDA	$12,003	$—	$12,003	$11,158	$—	$11,158	7.57%	7.57%
Hotel EBITDA margin	43.21%		43.21%	43.11%		43.11%	0.10%	0.10%
Selected Operating Information:
RevPAR	$860.69	$—	$860.69	$755.96	$—	$755.96	13.85%	13.85%
Occupancy	69.38%	—%	69.38%	68.49%	—%	68.49%	1.30%	1.30%
ADR	$1,240.53	$—	$1,240.53	$1,103.81	$—	$1,103.81	12.39%	12.39%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$111,653	$—	$111,653	$103,348	$—	$103,348	8.04%	8.04%
Total hotel revenue	$180,615	$—	$180,615	$168,361	$—	$168,361	7.28%	7.28%
Hotel net income (loss)	$48,020	$—	$48,020	$40,459	$96	$40,555	18.69%	18.41%
Hotel net income (loss) margin	26.59%		26.59%	24.03%		24.09%	2.56%	2.50%
Hotel EBITDA	$69,807	$—	$69,807	$62,334	$58	$62,392	11.99%	11.88%
Hotel EBITDA margin	38.65%		38.65%	37.02%		37.06%	1.63%	1.59%
Selected Operating Information:
RevPAR	$864.52	$—	$864.52	$800.22	$—	$800.22	8.04%	8.04%
Occupancy	71.16%	—%	71.16%	69.64%	—%	69.64%	2.18%	2.18%
ADR	$1,214.89	$—	$1,214.89	$1,149.04	$—	$1,149.04	5.73%	5.73%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$20,378	$—	$20,378	$35,908	$(14,326)	$21,582	(43.25)%	(5.58)%
Total hotel revenue	$31,011	$—	$31,011	$50,048	$(17,603)	$32,445	(38.04)%	(4.42)%
Hotel net income (loss)	$(3,787)	$(3)	$(3,790)	$(3,702)	$(1,076)	$(4,778)	(2.30)%	20.68%
Hotel net income (loss) margin	(12.21)%		(12.22)%	(7.40)%		(14.73)%	(4.81)%	2.51%
Hotel EBITDA	$5,656	$—	$5,656	$8,407	$(4,397)	$4,010	(32.72)%	41.05%
Hotel EBITDA margin	18.24%		18.24%	16.80%		12.36%	1.44%	5.88%
Selected Operating Information:
RevPAR	$140.11	$—	$140.11	$166.59	$204.34	$148.39	(15.90)%	(5.58)%
Occupancy	58.59%	—%	58.59%	61.54%	64.86%	59.94%	(4.79)%	(2.25)%
ADR	$239.14	$—	$239.14	$270.69	$315.04	$247.55	(11.66)%	(3.40)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$132,031	$—	$132,031	$139,256	$(14,326)	$124,930	(5.19)%	5.68%
Total hotel revenue	$211,626	$—	$211,626	$218,409	$(17,603)	$200,806	(3.11)%	5.39%
Hotel net income (loss)	$44,233	$(3)	$44,230	$36,757	$(980)	$35,777	20.34%	23.63%
Hotel net income (loss) margin	20.90%		20.90%	16.83%		17.82%	4.07%	3.08%
Hotel EBITDA	$75,463	$—	$75,463	$70,741	$(4,339)	$66,402	6.68%	13.65%
Hotel EBITDA margin	35.66%		35.66%	32.39%		33.07%	3.27%	2.59%
Selected Operating Information:
RevPAR	$480.83	$—	$480.83	$403.99	$(204.34)	$454.97	19.02%	5.68%
Occupancy	64.50%	—%	64.50%	64.58%	(64.86)%	64.50%	(0.12)%	—%
ADR	$745.44	$—	$745.44	$625.60	$(315.04)	$705.33	19.16%	5.69%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(4)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills
(5)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$40,086	$—	$40,086
Total hotel revenue	$63,147	$—	$63,147
Hotel net income	$(5,693)	$—	$(5,693)
Hotel net income margin	(9.02)%		(9.02)%
Hotel EBITDA	$15,330	$—	$15,330
Hotel EBITDA margin	24.28%		24.28%
Selected Operating Information:
RevPAR	$196.47	$—	$196.47
Occupancy	74.08%	—%	74.08%
ADR	$265.20	$—	$265.20

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$—	$—	$—
Hotel net income	$1,212	$(1,212)	$—
Hotel net income margin	—%		—%
Hotel EBITDA	$1,448	$(1,448)	$—
Hotel EBITDA margin	—%		—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$27,772	$—	$27,772
Total hotel revenue	$37,655	$—	$37,655
Hotel net income	$(24,829)	$—	$(24,829)
Hotel net income margin	(65.94)%		(65.94)%
Hotel EBITDA	$10,001	$—	$10,001
Hotel EBITDA margin	26.56%		26.56%
Selected Operating Information:
RevPAR	$183.35	$—	$183.35
Occupancy	69.68%	—%	69.68%
ADR	$263.13	$—	$263.13

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$15,831	$—	$15,831
Total hotel revenue	$21,701	$—	$21,701
Hotel net income	$(6,974)	$—	$(6,974)
Hotel net income margin	(32.14)%		(32.14)%
Hotel EBITDA	$5,255	$—	$5,255
Hotel EBITDA margin	24.22%		24.22%
Selected Operating Information:
RevPAR	$667.28	$—	$667.28
Occupancy	67.31%	—%	67.31%
ADR	$991.37	$—	$991.37

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,136	$—	$24,136
Total hotel revenue	$31,826	$—	$31,826
Hotel net income	$13,398	$—	$13,398
Hotel net income margin	42.10%		42.10%
Hotel EBITDA	$15,075	$—	$15,075
Hotel EBITDA margin	47.37%		47.37%
Selected Operating Information:
RevPAR	$465.67	$—	$465.67
Occupancy	76.09%	—%	76.09%
ADR	$612.04	$—	$612.04

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,073	$—	$10,073
Total hotel revenue	$13,553	$—	$13,553
Hotel net income	$(15,189)	$—	$(15,189)
Hotel net income margin	(112.07)%		(112.07)%
Hotel EBITDA	$3,176	$—	$3,176
Hotel EBITDA margin	23.43%		23.43%
Selected Operating Information:
RevPAR	$344.93	$—	$344.93
Occupancy	54.41%	—%	54.41%
ADR	$633.90	$—	$633.90

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$22,128	$—	$22,128
Total hotel revenue	$44,865	$—	$44,865
Hotel net income	$(2,977)	$—	$(2,977)
Hotel net income margin	(6.64)%		(6.64)%
Hotel EBITDA	$9,793	$—	$9,793
Hotel EBITDA margin	21.83%		21.83%
Selected Operating Information:
RevPAR	$314.13	$—	$314.13
Occupancy	46.08%	—%	46.08%
ADR	$681.66	$—	$681.66

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$27,582	$—	$27,582
Total hotel revenue	$36,803	$—	$36,803
Hotel net income	$5,859	$—	$5,859
Hotel net income margin	15.92%		15.92%
Hotel EBITDA	$11,370	$—	$11,370
Hotel EBITDA margin	30.89%		30.89%
Selected Operating Information:
RevPAR	$151.43	$—	$151.43
Occupancy	65.51%	—%	65.51%
ADR	$231.15	$—	$231.15

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
THE CLANCY
Selected Financial Information:
Rooms revenue	$22,088	$(22,088)	$—
Total hotel revenue	$26,249	$(26,249)	$—
Hotel net income	$44,654	$(44,654)	$—
Hotel net income margin	170.12%		—%
Hotel EBITDA	$6,214	$(6,214)	$—
Hotel EBITDA margin	23.67%		—%
Selected Operating Information:
RevPAR	$246.04	$246.04	$—
Occupancy	74.35%	74.35%	74.35%
ADR	$330.93	$330.93	$—

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$38,272	$—	$38,272
Total hotel revenue	$96,847	$—	$96,847
Hotel net income	$16,712	$—	$16,712
Hotel net income margin	17.26%		17.26%
Hotel EBITDA	$26,569	$—	$26,569
Hotel EBITDA margin	27.43%		27.43%
Selected Operating Information:
RevPAR	$379.90	$—	$379.90
Occupancy	66.47%	—%	66.47%
ADR	$571.54	$—	$571.54

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$30,367	$—	$30,367
Total hotel revenue	$57,178	$—	$57,178
Hotel net income	$(6,090)	$—	$(6,090)
Hotel net income margin	(10.65)%		(10.65)%
Hotel EBITDA	$9,335	$—	$9,335
Hotel EBITDA margin	16.33%		16.33%
Selected Operating Information:
RevPAR	$454.64	$—	$454.64
Occupancy	52.91%	—%	52.91%
ADR	$859.30	$—	$859.30

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$13,861	$(13,861)	$—
Total hotel revenue	$17,472	$(17,472)	$—
Hotel net income	$46,241	$(46,241)	$—
Hotel net income margin	264.66%		—%
Hotel EBITDA	$7,500	$(7,500)	$—
Hotel EBITDA margin	42.93%		—%
Selected Operating Information:
RevPAR	$293.59	$293.59	$—
Occupancy	84.27%	84.27%	—%
ADR	$348.37	$348.37	$—

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$44,559	$—	$44,559
Total hotel revenue	$71,249	$—	$71,249
Hotel net income	$13,488	$—	$13,488
Hotel net income margin	18.93%		18.93%
Hotel EBITDA	$18,548	$—	$18,548
Hotel EBITDA margin	26.03%		26.03%
Selected Operating Information:
RevPAR	$678.20	$—	$678.20
Occupancy	61.65%	—%	61.65%
ADR	$1,100.17	$—	$1,100.17

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$7,557	$—	$7,557
Total hotel revenue	$9,761	$—	$9,761
Hotel net income	$(10,101)	$—	$(10,101)
Hotel net income margin	(103.48)%		(103.48)%
Hotel EBITDA	$(4,454)	$—	$(4,454)
Hotel EBITDA margin	(45.63)%		(45.63)%
Selected Operating Information:
RevPAR	$144.78	$—	$144.78
Occupancy	48.99%	—%	48.99%
ADR	$295.51	$—	$295.51

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$63,260	$—	$63,260
Total hotel revenue	$94,157	$—	$94,157
Hotel net income	$13,853	$—	$13,853
Hotel net income margin	14.71%		14.71%
Hotel EBITDA	$24,433	$—	$24,433
Hotel EBITDA margin	25.95%		25.95%
Selected Operating Information:
RevPAR	$1,635.07	$—	$1,635.07
Occupancy	63.17%	—%	63.17%
ADR	$2,588.31	$—	$2,588.31

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$42,008	$—	$42,008
Total hotel revenue	$81,166	$—	$81,166
Hotel net income (loss)	$3,992	$—	$3,992
Hotel net income (loss) margin	4.92%		4.92%
Hotel EBITDA	$28,865	$—	$28,865
Hotel EBITDA margin	35.56%		35.56%
Selected Operating Information:
RevPAR	$548.05	$—	$548.05
Occupancy	60.44%	—%	60.44%
ADR	$906.83	$—	$906.83

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$290,634	$—	$290,634
Total hotel revenue	$512,542	$—	$512,542
Hotel net income	$31,425	$(1,212)	$30,213
Hotel net income margin	6.13%		5.89%
Hotel EBITDA	$142,497	$(1,448)	$141,049
Hotel EBITDA margin	27.80%		27.52%
Selected Operating Information:
RevPAR	$554.88	$—	$554.88
Occupancy	60.58%	—%	60.58%
ADR	$915.89	$—	$915.89

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$138,946	$(35,949)	$102,997
Total hotel revenue	$191,087	$(43,721)	$147,366
Hotel net income	$56,131	$(90,895)	$(34,764)
Hotel net income margin	29.37%		(23.59)%
Hotel EBITDA	$45,961	$(13,714)	$32,247
Hotel EBITDA margin	24.05%		21.88%
Selected Operating Information:
RevPAR	$191.17	$262.43	$174.62
Occupancy	69.91%	77.77%	68.09%
ADR	$273.45	$337.44	$256.47

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$429,580	$(35,949)	$393,631
Total hotel revenue	$703,629	$(43,721)	$659,908
Hotel net income	$87,556	$(92,107)	$(4,551)
Hotel net income margin	12.44%		(0.69)%
Hotel EBITDA	$188,458	$(15,162)	$173,296
Hotel EBITDA margin	26.78%		26.26%
Selected Operating Information:
RevPAR	$343.50	$—	$353.47
Occupancy	66.00%	—%	64.56%
ADR	$520.42	$—	$547.53
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.

(3)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(4)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills
(5)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026	2025	2025	2025	2025	2025	2025	2025	2025	2025
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$211,626	$—	$211,626	$167,475	$(5,032)	$162,443	$144,585	$(16,637)	$127,948	$179,943	$(22,052)	$157,891
Hotel net income (loss)	$44,233	$(3)	$44,230	$(6,496)	$(42,907)	$(49,403)	$33,765	$(45,155)	$(11,390)	$16,054	$(4,042)	$12,012
Hotel net income (loss) margin	20.90%		20.90%	(3.88)%		(30.41)%	23.35%		(8.90)%	8.92%		7.61%
Hotel EBITDA	$75,463	$—	$75,463	$39,640	$(1,631)	$38,009	$25,562	$(6,301)	$19,261	$47,793	$(7,230)	$40,563
Hotel EBITDA margin	35.66%		35.66%	23.67%		23.40%	17.68%		15.05%	26.56%		25.69%

Hotel net income (loss) % of total TTM	50.5%		(971.9)%	(7.4)%		1,085.5%	38.6%		250.3%	18.3%		(263.9)%
EBITDA % of total TTM	40.0%		43.5%	21.0%		21.9%	13.6%		11.1%	25.4%		23.5%

JV interests in Hotel net income (loss)	$—	$—	$—	$10	$(21)	$(11)	$(452)	$(297)	$(749)	$100	$4	$104
JV interests in EBITDA	$—	$—	$—	$857	$(18)	$839	$937	$(346)	$591	$1,516	$3	$1,519

	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
	TTM	TTM	TTM
Total hotel revenue	$703,629	$(43,721)	$659,908
Hotel net income (loss)	$87,556	$(92,107)	$(4,551)
Hotel net income (loss) margin	12.44%		(0.69)%
Hotel EBITDA	$188,458	$(15,162)	$173,296
Hotel EBITDA margin	26.78%		26.26%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(342)	$(314)	$(656)
JV interests in EBITDA	$3,310	$(361)	$2,949
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2026
(in thousands, except share price)
(unaudited)

March 31, 2026
Common stock shares outstanding	68,679
Partnership units outstanding (common stock equivalents)	4,592
Combined common stock shares and partnership units outstanding	73,271
Common stock price	$2.36
Market capitalization	$172,920
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$239,042
Series M redeemable preferred stock	$33,433
Indebtedness	$1,107,665
Net working capital (see below)	$(35,817)
Total enterprise value (TEV)	$1,634,193

Cash and cash equivalents	$92,739
Restricted cash	$55,357
Accounts receivable, net	$37,045
Inventory	$4,870
Prepaid expenses	$8,286
Due from third-party hotel managers, net	$24,662
Total current assets	$222,959

Accounts payable, net & accrued expenses	$135,213
Redeemable preferred stock redemptions payable	$46,720
Dividends and distributions payable	$3,907
Due to affiliates, net	$1,302
Total current liabilities	$187,142

Net working capital *	$35,817
The table does not include $5.4 million of indebtedness and approximately $0.6 million in cash related to the consolidation of a joint venture.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2026
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Sofitel Chicago Magnificent Mile	415				x
Total		0	0	0	1
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2026 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2026	2025	2025	2025	March 31, 2026
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$44,233	$(6,496)	$33,765	$16,054	$87,556
Non-property adjustments	(46)	12,472	(40,584)	(23)	(28,181)
Interest income	(240)	(292)	(400)	(381)	(1,313)
Interest expense	7,103	7,587	7,693	7,381	29,764
Amortization of loan costs	390	623	529	461	2,003
Depreciation and amortization	22,579	22,659	23,164	23,360	91,762
Income tax expense (benefit)	797	1,442	(1)	(210)	2,028
Non-hotel EBITDA ownership expense	647	1,645	1,396	1,151	4,839
Hotel EBITDA including amounts attributable to noncontrolling interest	75,463	39,640	25,562	47,793	188,458
Non-comparable adjustments	—	(1,631)	(6,301)	(7,230)	(15,162)
Comparable hotel EBITDA	$75,463	$38,009	$19,261	$40,563	$173,296

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,225)	$—	$275	$(569)	$6,051	$(1,106)	$5,593	$214	$3	$9,791	$2,019	$—	$9,562	$(3,054)	$10,743	$5,936	$44,233	$(26,199)	$18,034
Non-property adjustments	(43)	—	—	—	—	—	—	—	(3)	—	—	—	—	—	—	—	(46)	46	—
Interest income	(42)	—	(1)	—	—	—	—	(30)	—	(45)	(2)	—	(70)	—	(13)	(37)	(240)	240	—
Interest expense	2,055	—	—	—	—	—	1,154	—	—	135	752	—	—	—	—	3,007	7,103	11,683	18,786
Amortization of loan cost	154	—	—	—	—	—	—	—	—	—	20	—	—	—	—	216	390	2,019	2,409
Depreciation and amortization	2,759	—	1,094	787	376	764	2,190	1,404	—	2,143	2,716	—	1,448	1,863	2,154	2,881	22,579	—	22,579
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	214	—	579	—	797	620	1,417
Non-hotel EBITDA ownership expense	1	—	8	117	6	19	3	1	—	(15)	274	—	4	219	10	—	647	(647)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,659	—	1,376	335	6,433	(323)	8,940	1,593	—	12,009	5,779	—	11,158	(972)	13,473	12,003	75,463	(12,238)	63,225
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31	31
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,659	$—	$1,376	$335	$6,433	$(323)	$8,940	$1,593	$—	$12,009	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$75,463	$(12,207)	$63,256
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,659	$—	$1,376	$335	$6,433	$(323)	$8,940	$1,593	$—	$12,009	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$75,463
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$—	$—	$335	$6,433	$(323)	$8,940	$—	$—	$12,009	$5,779	$—	$11,158	$—	$13,473	$12,003	$69,807
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$—	$—	$335	$6,433	$(323)	$8,940	$—	$—	$12,009	$5,779	$—	$11,158	$—	$13,473	$12,003	$69,807
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$—	$—	$—	$(972)	$—	$—	$5,656
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$—	$—	$—	$(972)	$—	$—	$5,656

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,659	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,659
JPMorgan Chase (see footnote 3)	—	—	1,376	—	—	—	—	1,593	—	—	—	—	—	—	13,473	—	16,442
BAML (see foonote 4)	—	—	—	335	6,433	(323)	—	—	—	12,009	—	—	11,158	—	—	—	29,612
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	8,940	—	—	—	—	—	—	—	—	—	8,940
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	5,779	—	—	—	—	—	5,779
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12,003	12,003
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(972)	—	—	(972)
Total	$3,659	$—	$1,376	$335	$6,433	$(323)	$8,940	$1,593	$—	$12,009	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$75,463
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,890)	$40	$(30,388)	$(8,458)	$3,286	$(15,353)	$(2,734)	$1,946	$42,776	$3,511	$(5,040)	$91	$2,542	$(3,635)	$3,299	$3,511	$(6,496)	$(30,468)	$(36,964)
Non-property adjustments	3	—	30,256	8,672	—	15,564	—	—	(41,730)	(129)	(67)	(97)	—	—	—	—	12,472	(12,472)	—
Interest income	(44)	(14)	(3)	—	—	—	—	(31)	(25)	(39)	(3)	—	(77)	—	(10)	(46)	(292)	292	—
Interest expense	2,191	—	—	—	—	—	1,237	—	—	135	804	—	—	—	—	3,220	7,587	12,943	20,530
Amortization of loan cost	150	—	—	—	—	—	—	—	—	—	58	—	—	—	—	415	623	2,010	2,633
Depreciation and amortization	2,805	—	1,084	766	379	721	2,165	1,391	509	2,171	2,772	—	1,448	1,447	2,130	2,871	22,659	—	22,659
Income tax expense (benefit)	8	—	—	—	—	—	—	63	—	—	—	—	(244)	—	1,615	—	1,442	63	1,505
Non-hotel EBITDA ownership expense	9	48	57	154	20	33	(26)	21	27	477	727	6	30	36	34	(8)	1,645	(1,645)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,232	74	1,006	1,134	3,685	965	642	3,390	1,557	6,126	(749)	—	3,699	(2,152)	7,068	9,963	39,640	(29,277)	10,363
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(839)	(18)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(857)	857	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	56	56
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$2,393	$56	$1,006	$1,134	$3,685	$965	$642	$3,390	$1,557	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,783	$(28,364)	$10,419
Non-comparable adjustments	—	(74)	—	—	—	—	—	—	(1,557)	—	—	—	—	—	—	—	(1,631)
Comparable hotel EBITDA	$3,232	$—	$1,006	$1,134	$3,685	$965	$642	$3,390	$—	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,009
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$74	$—	$1,134	$3,685	$965	$642	$—	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$32,607
Non-comparable adjustments	—	(74)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74)
Comparable hotel EBITDA	$—	$—	$—	$1,134	$3,685	$965	$642	$—	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$32,533
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$1,557	$—	$—	$—	$—	$(2,152)	$—	$—	$7,033
Non-comparable adjustments	—	—	—	—	—	—	—	—	(1,557)	—	—	—	—	—	—	—	(1,557)
Comparable hotel EBITDA	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$—	$—	$—	$—	$—	$(2,152)	$—	$—	$5,476

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,232	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,232
JPMorgan Chase (see footnote 3)	—	—	1,006	—	—	—	—	3,390	—	—	—	—	—	—	7,068	—	11,464
BAML (see foonote 4)	—	—	—	1,134	3,685	965	—	—	—	6,126	—	—	3,699	—	—	—	15,609
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	642	—	—	—	—	—	—	—	—	—	642
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(749)	—	—	—	—	—	(749)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,963	9,963
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,152)	—	—	(2,152)
Total	$3,232	$—	$1,006	$1,134	$3,685	$965	$642	$3,390	$—	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,009
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,996)	$1,190	$1,512	$1,167	$1,140	$537	$(1,134)	$896	$853	$(1,211)	$(48)	$43,113	$(1,731)	$(2,251)	$(1,650)	$(5,622)	$33,765	$(29,042)	$4,723
Non-property adjustments	22	73	—	—	—	—	—	—	—	—	—	(41,043)	—	—	—	364	(40,584)	40,584	—
Interest income	(52)	(1)	(24)	—	—	—	—	(34)	(75)	(39)	(3)	(11)	(96)	—	(10)	(55)	(400)	400	—
Interest expense	2,282	—	—	—	—	—	1,295	—	—	135	840	8	—	—	—	3,133	7,693	14,769	22,462
Amortization of loan cost	147	—	—	—	35	—	—	—	—	—	38	—	—	—	—	309	529	2,197	2,726
Depreciation and amortization	2,819	—	1,095	766	401	656	1,859	1,380	1,372	2,308	2,487	672	1,384	1,106	2,069	2,790	23,164	—	23,164
Income tax expense (benefit)	73	—	—	—	—	—	—	5	—	—	—	—	(19)	—	(60)	—	(1)	(647)	(648)
Non-hotel EBITDA ownership expense	68	124	123	125	10	12	22	1	6	480	327	20	4	38	(1)	37	1,396	(1,396)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,363	1,386	2,706	2,058	1,586	1,205	2,042	2,248	2,156	1,673	3,641	2,759	(458)	(1,107)	348	956	25,562	26,865	52,427
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(590)	(347)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(937)	937	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,773	$1,039	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$2,156	$1,673	$3,641	$2,759	$(458)	$(1,107)	$348	$956	$24,625	$27,802	$52,427
Non-comparable adjustments	—	(1,386)	—	—	—	—	—	—	(2,156)	—	—	(2,759)	—	—	—	—	(6,301)
Comparable hotel EBITDA	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$—	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$19,261
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,386	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$14,437
Non-comparable adjustments	—	(1,386)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,386)
Comparable hotel EBITDA	$—	$—	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$13,051
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$2,156	$—	$—	$2,759	$—	$(1,107)	$—	$—	$11,125
Non-comparable adjustments	—	—	—	—	—	—	—	—	(2,156)	—	—	(2,759)	—	—	—	—	(4,915)
Comparable hotel EBITDA	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$—	$—	$—	$—	$—	$(1,107)	$—	$—	$6,210

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,363	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,363
JPMorgan Chase (see footnote 3)	—	—	2,706	—	—	—	—	2,248	—	—	—	—	—	—	348	—	5,302
BAML (see foonote 4)	—	—	—	2,058	1,586	1,205	—	—	—	1,673	—	—	(458)	—	—	—	6,064
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,042	—	—	—	—	—	—	—	—	—	2,042
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,641	—	—	—	—	—	3,641
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	956	956
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,107)	—	—	(1,107)
Total	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$—	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$19,261
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$418	$(18)	$3,772	$886	$2,921	$733	$(4,702)	$2,803	$1,022	$4,621	$(3,021)	$3,038	$3,115	$(1,161)	$1,460	$167	$16,054	$(22,895)	$(6,841)
Non-property adjustments	(23)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23)	23	—
Interest income	(37)	(5)	(2)	—	—	—	—	(30)	(71)	(42)	(5)	(30)	(96)	—	(9)	(54)	(381)	381	—
Interest expense	2,257	—	—	—	—	—	1,281	—	—	135	831	20	—	—	—	2,857	7,381	15,293	22,674
Amortization of loan cost	143	—	—	—	34	—	—	—	—	—	31	—	—	—	—	253	461	2,226	2,687
Depreciation and amortization	2,835	—	1,106	734	401	596	1,588	1,339	1,547	2,023	2,562	1,715	1,359	833	2,004	2,718	23,360	—	23,360
Income tax expense (benefit)	(47)	—	—	—	—	—	—	6	—	—	—	—	(231)	—	62	—	(210)	(135)	(345)
Non-hotel EBITDA ownership expense	530	11	37	108	15	—	2	21	3	24	266	(2)	2	105	27	2	1,151	(1,151)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,076	(12)	4,913	1,728	3,371	1,329	(1,831)	4,139	2,501	6,761	664	4,741	4,149	(223)	3,544	5,943	47,793	(6,258)	41,535
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,520)	4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,516)	1,516	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$4,556	$(8)	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$46,277	$(4,742)	$41,535
Non-comparable adjustments	—	12	—	—	—	—	—	—	(2,501)	—	—	(4,741)	—	—	—	—	(7,230)
Comparable hotel EBITDA	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$—	$6,761	$664	$—	$4,149	$(223)	$3,544	$5,943	$40,563
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(12)	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,646
Non-comparable adjustments	—	12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12
Comparable hotel EBITDA	$—	$—	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$2,501	$—	$—	$4,741	$—	$(223)	$—	$—	$22,147
Non-comparable adjustments	—	—	—	—	—	—	—	—	(2,501)	—	—	(4,741)	—	—	—	—	(7,242)
Comparable hotel EBITDA	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$—	$—	$—	$—	$—	$(223)	$—	$—	$14,905

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,076	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,076
JPMorgan Chase (see footnote 3)	—	—	4,913	—	—	—	—	4,139	—	—	—	—	—	—	3,544	—	12,596
BAML (see foonote 4)	—	—	—	1,728	3,371	1,329	—	—	—	6,761	—	—	4,149	—	—	—	17,338
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,831)	—	—	—	—	—	—	—	—	—	(1,831)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	664	—	—	—	—	—	664
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,943	5,943
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(223)	—	—	(223)
Total	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$—	$6,761	$664	$—	$4,149	$(223)	$3,544	$5,943	$40,563
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(254)	$(96)	$(3,557)	$(1,155)	$5,122	$(1,012)	$7,087	$410	$1,440	$8,702	$1,258	$(364)	$7,899	$(1,377)	$7,218	$5,436	$36,757	$(26,085)	$10,672
Non-property adjustments	3	—	—	—	—	—	—	—	—	—	—	—	—	—	866	—	869	(869)	—
Interest income	(36)	(4)	(1)	—	—	—	—	(27)	(64)	(28)	(7)	(27)	(96)	—	(8)	(50)	(348)	348	—
Interest expense	2,233	—	—	—	—	—	1,267	—	—	151	856	20	—	—	1,031	2,827	8,385	14,310	22,695
Amortization of loan cost	140	—	—	—	34	—	—	—	—	—	31	—	—	—	135	248	588	1,544	2,132
Depreciation and amortization	3,028	—	1,117	738	407	567	1,516	1,290	1,646	1,978	2,567	1,732	1,388	734	1,994	2,693	23,395	—	23,395
Income tax expense (benefit)	97	—	—	—	—	—	—	5	—	—	—	—	119	—	305	—	526	941	1,467
Non-hotel EBITDA ownership expense	(20)	42	36	198	22	3	36	28	2	(250)	287	12	3	161	5	4	569	(569)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,191	(58)	(2,405)	(219)	5,585	(442)	9,906	1,706	3,024	10,553	4,992	1,373	9,313	(482)	11,546	11,158	70,741	(10,380)	60,361
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,298)	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,284)	1,284	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,893	$(44)	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$69,457	$(9,096)	$60,361
Non-comparable adjustments	—	58	—	—	—	—	—	—	(3,024)	—	—	(1,373)	—	—	—	—	(4,339)
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$—	$10,553	$4,992	$—	$9,313	$(482)	$11,546	$11,158	$66,402
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(58)	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,334
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$—	$—	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,392
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$1,373	$—	$(482)	$—	$—	$8,407
Non-comparable adjustments	—	—	—	—	—	—	—	—	(3,024)	—	—	(1,373)	—	—	—	—	(4,397)
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$—	$—	$—	$—	$—	$(482)	$—	$—	$4,010
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.